UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

AT Disciplined Equity Fund

AT Mid Cap Equity Fund

AT Income Opportunities Fund

Annual Report	October 31, 2015

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

The Funds file their complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-3AT-FUND; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015 (Unaudited)

SHAREHOLDERS’ LETTER

The twelve months ending October 31, 2015 was profitable for U.S. equity markets, though the path was volatile when compared with recent years. The steady incline to all-time highs on the S&P 500 was eventually followed by a correction in August and September, followed by a strong October rebound. Generally speaking, the markets favored large-cap equities over small cap, and U.S. equities over their international counterparts. The S&P 500 posted a 5.2% total return for the fiscal period, which was among the best performing broad equity indices for that time period.

Much of the recent volatility can be attributed to global monetary policy. Hawkish overtone from the Federal Reserve has the market positioned for the eventual lift-off from the zero-bound rate policy which was put in place nearly seven years ago. While the consensus view is that rates will rise, the timing, level and cadence of rate increases have yet to reveal themselves. In the face of increased rates, investment grade and Treasury bonds have acted well, though the latter is showing signs of normalizing from unusually low rates. Non-investment grade bonds have struggled, especially those sectors linked to commodity prices considering the pressures from the commodities downturn. Juxtaposing domestic policy is international policy, where the European Central Bank, People’s Bank of China and Bank of Japan are ready and willing to enact further policy easing as needed. The impending divergence in global monetary policy has increased currency volatility, which has been most notable in emerging markets.

Near-term, domestic economic data has been mixed; however, the base case remains that the domestic economy will grow at a moderate pace. Employment and inflation levels remain the salient inputs to the “data-dependent” Federal Reserve. Lift off from the zero interest rates is best interpreted as setting down the path toward normalization of policy rather than a contractionary battle against inflation that typically defines the monetary cycle. Looking ahead, US corporations should also benefit from a growing economy as consensus earnings are forecast to recover after a mini profits recession in 2015. Following any earnings recovery, we would expect the bull market to be sustainable, however we also expect the trajectory of returns to be more muted and volatile than has been evident in preceding years. We also believe that in a narrowing equity market, active management and quality biases will be critical factors to investors’ success.

We would also like to take this opportunity and thank you for your investment in the AT Funds. Following is a discussion of each fund’s performance and strategy for the fiscal year.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015 (Unaudited)

AT Disciplined Equity Fund

The S&P 500 Index returned 5.20% in the one year period ended October 31, 2015. After gradual positive progress through mid-May, the market was decidedly more volatile in the latter part of the period as investors wrangled with whether persistent weakness in China and other Emerging Market economies would eventually impact the domestic economy. Those fears faded quickly with the equity markets advancing strongly in October. For the twelve months, the best performing sectors in the S&P 500 Index were Consumer Discretionary, Information Technology, Consumer Staples and Healthcare. Energy was by far the worst sector, declining 19%. Materials, Telecommunications Services and Utilities also declined but by far less.

The AT Disciplined Equity Fund outperformed the benchmark S&P 500 Index by 330 basis points, returning 8.50%. While sector allocation was a positive in all but the Consumer Staples sector, stock selection contributed significantly more to the strong return. Several industries contributed to the outperformance, led by IT services within Technology; Managed Care and Equipment and Supplies in Healthcare; and Online Retail, Specialty Retail, and Media in Consumer Discretionary. Industrials contributed nicely as well. The top five contributors to absolute performance were Amazon, Aetna, Home Depot, Alphabet and Fiserv.

Detracting slightly from performance on a relative basis were the Energy and Consumer Staples sectors. The underweight in the Energy sector helped to offset the poor stock selection, while in the Consumer Staples sector stock selection fared well but the underweight was a negative. The biggest detractors to absolute performance were Williams Companies, Anadarko Petroleum, Marathon Oil, EQT Corp and Union Pacific.

The Fund remains focused on seeking high quality companies with attractive free cash flow characteristics at reasonable valuations. Market volatility, while not welcomed by many, can often present investment opportunities in the stocks of these type of companies.

AT Mid Cap Equity Fund

We are pleased to report good results for our first report of 12-month performance. The Fund returned 9.60% versus a 4.94% return in the Russell Mid-Cap Growth Index benchmark for a pick-up of 466 basis points. Overall returns were strongest for the first half of the Fiscal Year with significant give back in the latter months as investors worried about a possible slowdown in global growth and valuation

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015 (Unaudited)

pressures from potential interest rate rises. We were able to add relative performance in both time periods with a focus on quality stocks.

Some of the outperformance came from underweighting the energy sector and overweighting technology. However, as is typical for our strategy, most of the attribution comes from stock selection. The top performers reflected a broad industry range. These include Autozone, an after-market auto parts retailors, and Fiserv, a transactions processor for the banking industry. Other names are Vantiv, a credit card processor and Avago, a semi-conductor manufacturer with a focus on smart phone components. Our winners cover a broad range but all have high returns on invested capital, conservative financial leverage, and generate free cash flow. We focus on these hallmarks of good business for our investment selections.

Some notable detractors were Triumph Group, an aerospace component manufacturer, where sales were disappointing, Pioneer Natural Resources, an exploration and production company hurt by the downturn in energy prices, and Medivation, a biopharmaceutical company focused on prostate cancer treatment. We sold the first two names, but believe the potential is still very large for Medivation’s products. The stock was caught up in the large downturn in all biotechnology stock prices.

We continue to strive to create a portfolio with better growth characteristics, higher returns on capital, and valuation parameters that provide the potential for attractive future price appreciation. Currently, our portfolio reflects forecasted earnings growth of 13% for the next calendar year and long-term average growth is 15%. While these metrics are similar to the benchmark, we feel our companies are more likely to meet or beat investor expectations than the benchmark in general. This is the engine that powers our superior relative performance and we devote our research efforts to continuing this trend. At the same time, valuation for the portfolio as measured by the forward price-to-earnings ratio is 19.8x. This compares with 23.5x for the Russell Mid-Cap Growth Index.

We contend that superior financial characteristics combined with a lower valuation, should be precursors for continued good long-term relative performance for our strategy. We appreciate the continued loyal support of our investors.

AT Income Opportunities Fund

The Fund’s blended benchmark (60% S&P 500 Index/40% Barclays U.S. Government/Credit Index) gained 4.05% in the year ended October 31, 2015. Equities outperformed fixed income, as measured by the 5.20% return of the

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015 (Unaudited)

S&P 500 Index vs. the 1.72% return of the Barclays Government Credit Index. The S&P 500 Index climbed modestly higher through July despite a number of headwinds including a sharp decline in commodity prices, a stronger US dollar, and generally slow growth in both US and non-US economies. Volatility picked up in August and September on intensified fears of a worse than expected slowdown in China. The market regained its footing in October with a gain of 8.4%.

Interest rates, as measured by the 10yr U.S. Treasury, were lower by 19 basis points during the period with the long bond yielding 2.14% on October 31, 2015. The point-to-point yield change masked volatility in early 2015, which was driven in part by the flight-to-quality effect during European Union/Greece negotiations. Credit spreads moved steadily higher during the period as a result of the market repricing risk in the Energy and Materials issuers.

The AT Income Opportunities Fund declined 0.67% during the twelve months ended October 31, 2015. Performance lagged the Fund’s benchmark return due to a narrowing of the broad equity market where performance was led by a small group of non-dividend paying equities. Traditional income securities underperformed the broad market, due in part to expectations of higher interest rates. Additionally, the Fund’s fixed income exposure was weighted towards credit versus rates, and thus underperformed as credit spreads widened. The Fund’s largest detractors were its holdings in yieldcos – companies such as Terraform Power, NRG Yield and Abengoa Yield. Within the Energy sector, pipeline operators Williams Cos and Kinder Morgan negatively impacted performance.

Positive contributors to performance during the year included companies in the Industrials sector with strong relative performance from Lockheed Martin, General Electric, and United Parcel Service. Consumer Discretionary holdings fared well with positive contribution from Target, Time Warner Cable, Home Depot and McDonalds. The Fund’s preferred equity and municipal bond positions outperformed as long-term interest rates remained contained during the period.

Volatility towards the end of the fiscal year is expected to continue into the new fiscal year as investors grapple with the direction of monetary policy, sluggish economic growth, a strong US dollar and severe corrections in some commodity prices.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015 (Unaudited)

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Definition of the Comparative Indices

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Russell Mid-Cap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Barclays U.S. Government/Credit Index is an unmanaged index that includes government and investment-grade corporate bonds with at least one year until maturity.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED
EQUITY FUND
OCTOBER 31, 2015 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2015(1)
	1 Year	3 Years	5 Years	Inception to Date
AT Disciplined Equity Fund, Institutional Shares	8.50%	17.10%	15.34%	8.57%
S&P 500 Index	5.20%	16.20%	14.33%	7.38%

(1)	On January 2, 2014, the Invesco Disciplined Equity Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund. Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund (the “Atlantic Whitehall Predecessor Fund”, collectively the “Predecessor Funds”) and the AT Disciplined Equity Fund assumed the historical performance of the Predecessor Funds. Information presented from September 21, 2009 through January 2, 2014 is that of the Predecessor Fund. Inception date of the Atlantic Whitehall Predecessor Fund was December 1, 2005. Information presented prior to September 21, 2009 is that of the Atlantic Whitehall Predecessor Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 5

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP
EQUITY FUND
OCTOBER 31, 2015 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2015(1)
	1Year	Inception to Date
AT Mid Cap Equity Fund, Institutional Shares	9.60%	11.35%
Russell Mid-Cap Growth Index	4.94%	5.39%

(1)	Fund commenced operations on June 27, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 5

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2015 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2015(1)
	1Year	Inception to Date
AT Income Opportunities Fund, Institutional Shares	-0.67%	0.55%
60/40 Hybrid of the S&P 500 Index and Barclays U.S. Government/Credit Index	4.05%	5.02%
S&P 500 Index	5.20%	6.58%
Barclays U.S. Government/Credit Index	1.72%	2.23%

(1)	Commenced operations on June 27, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 5

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED
EQUITY FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.1%**
	Shares	Value

CONSUMER DISCRETIONARY — 15.1%
Amazon.com*	37,480	$23,458,732
Comcast, Cl A	262,874	16,461,170
Dollar General	145,420	9,855,114
Home Depot	128,070	15,834,575
Macy’s	182,250	9,291,105
Omnicom Group	126,895	9,506,973
TJX	130,328	9,538,706
VF	115,394	7,791,403

		101,737,778

CONSUMER STAPLES — 4.3%
Colgate-Palmolive	106,520	7,067,602
CVS Health	131,426	12,982,260
PepsiCo	89,168	9,112,078

		29,161,940

ENERGY — 4.7%
Anadarko Petroleum	163,834	10,957,218
EOG Resources	70,135	6,021,090
EQT	63,138	4,171,527

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED
EQUITY FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

ENERGY — continued
Williams	262,686	$10,360,336

		31,510,171

FINANCIALS — 16.0%
American Express	106,910	7,832,227
Bank of America	438,330	7,355,177
BlackRock, Cl A	22,321	7,856,322
Capital One Financial	161,990	12,781,011
Citigroup	172,188	9,155,236
JPMorgan Chase	223,166	14,338,415
Prudential Financial	170,720	14,084,400
Simon Property Group REIT	46,828	9,433,969
US Bancorp	289,665	12,218,070
Wells Fargo	238,248	12,898,747

		107,953,574

HEALTH CARE — 16.7%
Aetna	114,634	13,157,690
Allergan*	53,847	16,610,184
Express Scripts Holding*	160,924	13,900,615
Johnson & Johnson	122,305	12,356,474
Medtronic	236,568	17,487,107
Merck	180,302	9,855,308
Stryker	113,570	10,859,563
Thermo Fisher Scientific	37,165	4,860,439
UnitedHealth Group	114,465	13,481,688

		112,569,068

INDUSTRIALS — 10.0%
Boeing	73,830	10,932,008
Danaher	154,712	14,436,177
General Electric	652,654	18,874,753

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED
EQUITY FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

INDUSTRIALS — continued
Tyco International	251,815	$9,176,139
Union Pacific	60,845	5,436,501
United Technologies	91,963	9,050,079

		67,905,657

INFORMATION TECHNOLOGY — 26.0%
Alliance Data Systems*	28,280	8,407,927
Alphabet, Cl A*	9,852	7,264,766
Alphabet, Cl C*	27,291	19,398,716
Apple	189,160	22,604,620
Automatic Data Processing	215,219	18,721,901
Cisco Systems	441,071	12,724,898
Citrix Systems*	101,870	8,363,527
EMC	447,175	11,724,929
Fidelity National Information Services	117,278	8,551,912
Fiserv*	107,021	10,328,596
Microsoft	370,828	19,520,386
Oracle	372,785	14,478,969
QUALCOMM	74,500	4,426,790
Visa, Cl A	120,188	9,324,185

		175,842,122

MATERIALS — 1.5%
Praxair	88,548	9,836,797

TELECOMMUNICATION SERVICES — 1.7%
Verizon Communications	246,395	11,550,998

UTILITIES — 1.1%
NextEra Energy	72,150	7,406,919

TOTAL COMMON STOCK (Cost $458,967,849)		655,475,024

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED
EQUITY FUND
OCTOBER 31, 2015

CASH EQUIVALENT (A) — 2.7%
	Shares	Value

AIM Short-Term Investment Company Liquid Assets Portfolio, Institutional Class, 0.060% (Cost $18,596,487)	18,596,487	$18,596,487

TOTAL INVESTMENTS — 99.8% (Cost $477,564,336)		$674,071,511

Percentages are based on Net Assets of $675,225,641.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A) The reporting rate is the 7-day effective yield as of October 31, 2015.

Cl — Class

REIT — Real Estate Investment Trust

As of October 31, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended October 31, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP
EQUITY FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.8%**
	Shares	Value

CONSUMER DISCRETIONARY — 23.0%
AutoNation*	38,714	$2,446,338
AutoZone*	10,754	8,435,545
Bed Bath & Beyond*	38,475	2,294,264
BorgWarner	30,470	1,304,725
Carter’s	20,731	1,884,033
Charter Communications, Cl A*	9,918	1,893,743
Delphi Automotive	23,360	1,943,319
Dick’s Sporting Goods	32,979	1,469,214
Discovery Communications, Cl C*	64,285	1,769,123
Dollar Tree*	61,776	4,045,710
Foot Locker	46,242	3,132,896
GameStop, Cl A	44,390	2,045,047
LKQ*	71,514	2,117,530
Marriott International, Cl A	49,946	3,834,854
Mohawk Industries*	14,936	2,919,988
O’Reilly Automotive*	6,811	1,881,607
Panera Bread, Cl A*	11,650	2,066,360
Polaris Industries	14,398	1,617,471
Ross Stores	70,737	3,577,878

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP
EQUITY FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

CONSUMER DISCRETIONARY — continued
Tractor Supply	31,426	$2,903,448
Ulta Salon Cosmetics & Fragrance*	8,364	1,455,001
Whirlpool	14,518	2,324,913

		57,363,007

CONSUMER STAPLES — 4.5%
Brown-Forman, Cl B	28,319	3,006,911
Church & Dwight	34,771	2,993,436
Monster Beverage*	39,431	5,375,234

		11,375,581

ENERGY — 1.5%
Concho Resources*	18,043	2,091,364
EQT	23,838	1,574,977

		3,666,341

FINANCIALS — 7.5%
American Tower, Cl A REIT	21,568	2,204,896
Ameriprise Financial	29,036	3,349,593
Equinix REIT	10,754	3,190,497
Intercontinental Exchange	11,172	2,819,813
Jones Lang LaSalle	17,505	2,918,259
T Rowe Price Group	26,765	2,023,969
TD Ameritrade Holding	65,958	2,273,572

		18,780,599

HEALTH CARE — 15.3%
Aetna	35,428	4,066,426
Alkermes*	42,060	3,024,955
AmerisourceBergen, Cl A	45,406	4,382,133
Envision Healthcare Holdings*	53,411	1,506,190
HCA Holdings*	27,841	1,915,182
HealthSouth	67,332	2,345,174

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP
EQUITY FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
Humana	19,297	$3,447,023
Jazz Pharmaceuticals*	10,993	1,509,119
Medivation*	71,454	3,005,356
MEDNAX*	57,474	4,050,193
Mylan*	51,500	2,270,635
Team Health Holdings*	54,367	3,244,079
Universal Health Services, Cl B	28,558	3,486,646

		38,253,111

INDUSTRIALS — 8.7%
AMETEK	69,423	3,805,769
Hubbell, Cl B	16,071	1,556,476
IHS, Cl A*	14,458	1,728,309
Kansas City Southern	18,700	1,547,612
Pentair	25,152	1,406,500
Rexnord*	57,713	1,066,536
Roper Technologies	23,778	4,431,030
Stericycle*	18,401	2,233,330
Wabtec	18,222	1,510,057
WW Grainger	11,172	2,346,120

		21,631,739

INFORMATION TECHNOLOGY — 30.7%
Alliance Data Systems*	27,004	8,028,559
Altera	62,015	3,258,888
Amphenol, Cl A	43,494	2,358,245
ANSYS*	25,033	2,385,895
Avago Technologies, Cl A	49,349	6,076,343
Cardtronics*	71,992	2,483,724
Check Point Software Technologies*	47,975	4,074,997
Citrix Systems*	19,297	1,584,284
Cognizant Technology Solutions, Cl A*	112,080	7,633,769

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP
EQUITY FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

INFORMATION TECHNOLOGY — continued
EPAM Systems*	54,248	$4,196,083
Fidelity National Information Services	27,542	2,008,362
Fiserv*	86,988	8,395,212
Global Payments	19,775	2,697,508
Microchip Technology	71,215	3,438,972
NXP Semiconductors*	53,889	4,222,203
PTC*	58,071	2,058,036
Skyworks Solutions	43,733	3,377,937
TE Connectivity	31,007	1,998,091
Vantiv, Cl A*	91,827	4,605,124
WEX*	21,866	1,965,972

		76,848,204

MATERIALS — 4.1%
Ashland	15,832	1,737,087
Berry Plastics Group*	75,517	2,529,819
Crown Holdings*	41,642	2,208,692
FMC	30,350	1,235,549
International Flavors & Fragrances	21,568	2,503,182

		10,214,329

TELECOMMUNICATION SERVICES — 1.5%
SBA Communications, Cl A*	31,724	3,775,790

TOTAL COMMON STOCK (Cost $231,490,687)		241,908,701

CASH EQUIVALENT (A) — 3.1%
AIM Short-Term Investment Company Liquid Assets Portfolio, Institutional Class, 0.060% (Cost $7,680,121)	7,680,121	7,680,121

TOTAL INVESTMENTS — 99.9% (Cost $239,170,808)		$249,588,822

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP
EQUITY FUND
OCTOBER 31, 2015

Percentages are based on Net Assets of $249,899,082.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A) The reporting rate is the 7-day effective yield as of October 31, 2015.

Cl — Class

REIT — Real Estate Investment Trust

As of October 31, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended October 31, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 58.3%
	Shares	Value

CONSUMER DISCRETIONARY — 6.0%
Comcast, Cl A	36,750	$2,301,285
Home Depot	20,775	2,568,621
McDonald’s	19,650	2,205,713
Regal Entertainment Group, Cl A	168,425	3,264,076
Tupperware Brands	37,625	2,214,984

		12,554,679

CONSUMER STAPLES — 2.5%
Kellogg	37,625	2,653,315
PepsiCo	24,950	2,549,640

		5,202,955

ENERGY — 4.3%
Kinder Morgan	85,100	2,327,485
Occidental Petroleum	60,200	4,487,308
Williams	57,775	2,278,646

		9,093,439

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 13.5%
Ares Capital	169,400	$2,579,962
BankUnited	61,750	2,295,865

Golub Capital	123,400	2,020,058
Hercules Technology Growth Capital	232,850	2,598,606
JPMorgan Chase	50,025	3,214,106
Navient	206,470	2,723,339
New Mountain Finance	190,775	2,657,496
Plum Creek Timber REIT	53,025	2,160,239
Prudential Financial	37,500	3,093,750
Sabra Health Care REIT	82,125	1,862,595
US Bancorp	71,500	3,015,870

		28,221,886

HEALTH CARE — 5.9%
Johnson & Johnson	33,300	3,364,299
Merck	57,700	3,153,882
Novartis ADR	27,775	2,511,693
Pfizer	96,800	3,273,776

		12,303,650

INDUSTRIALS — 8.0%
Boeing	19,975	2,957,698
General Electric	153,875	4,450,065
Lockheed Martin	17,050	3,748,102
Union Pacific	26,100	2,332,035
United Parcel Service, Cl B	32,445	3,342,484

		16,830,384

INFORMATION TECHNOLOGY — 10.6%
Apple	30,675	3,665,663
Automatic Data Processing	41,250	3,588,337
Cisco Systems	111,950	3,229,757
Intel	54,395	1,841,815
Microchip Technology	62,869	3,035,944

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares/ Face Amount	Value

INFORMATION TECHNOLOGY — continued
Microsoft	59,525	$3,133,396
Paychex	43,425	2,239,862
Seagate Technology	40,275	1,532,866

		22,267,640

MATERIALS — 1.5%
Potash Corp. of Saskatchewan	69,800	1,412,054
Praxair	16,050	1,782,995

		3,195,049

TELECOMMUNICATION SERVICES — 1.5%
Verizon Communications	67,325	3,156,196

UTILITIES — 4.5%
Edison International	39,700	2,402,644
NextEra Energy	24,554	2,520,714
NRG Yield, Cl A	49,750	683,067
NRG Yield, Cl C	117,375	1,694,895
TerraForm Power, Cl A	115,800	2,113,350

		9,414,670

TOTAL COMMON STOCK (Cost $123,164,287)		122,240,548

CORPORATE OBLIGATIONS — 27.0%
CONSUMER DISCRETIONARY — 5.2%
Goodyear Tire & Rubber 8.250%, 08/15/20	$1,200,000	1,255,200
Hanesbrands 6.375%, 12/15/20	1,100,000	1,139,875
Numericable Group 4.875%, 05/15/19 (A)	2,000,000	2,010,000
Regal Entertainment Group 5.750%, 03/15/22	2,000,000	2,065,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Sirius XM Radio 6.000%, 07/15/24 (A)	$750,000	$791,850
5.875%, 10/01/20 (A)	1,250,000	1,328,750
Speedway Motorsports 5.125%, 02/01/23	1,835,000	1,844,175
Tenneco 5.375%, 12/15/24	530,000	548,550

		10,983,400

ENERGY — 5.6%
Chesapeake Energy 4.875%, 04/15/22	1,500,000	930,000
DCP Midstream 6.750%, 09/15/37 (A)	1,500,000	1,235,464
Genesis Energy 6.000%, 05/15/23	1,700,000	1,547,000
Kinder Morgan MTN 7.800%, 08/01/31	1,400,000	1,418,428
Linn Energy 6.500%, 05/15/19	500,000	130,000
Regency Energy Partners 5.500%, 04/15/23	3,265,000	3,166,397
Sabine Pass Liquefaction 5.750%, 05/15/24	1,250,000	1,206,250
5.625%, 03/01/25 (A)	750,000	719,063
Targa Resources Partners 5.000%, 01/15/18 (A)	1,500,000	1,477,500

		11,830,102

FINANCIALS — 5.9%
Ally Financial 3.750%, 11/18/19	2,000,000	2,026,000
Ares Capital 3.875%, 01/15/20	2,500,000	2,560,775

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS — continued
Bank of America MTN 3.950%, 04/21/25	$3,250,000	$3,197,916
Navient MTN 4.625%, 09/25/17	425,000	429,760
Sabra Health Care 5.500%, 02/01/21	2,000,000	2,089,400
Wells Fargo MTN 4.100%, 06/03/26	2,000,000	2,038,150

		12,342,001

HEALTH CARE — 2.8%
Fresenius US Finance II 4.500%, 01/15/23 (A)	2,000,000	2,047,500
HCA 6.500%, 02/15/20	1,150,000	1,286,562
5.000%, 03/15/24	1,250,000	1,287,500
Universal Health Services 4.750%, 08/01/22 (A)	500,000	510,625
3.750%, 08/01/19 (A)	750,000	761,250

		5,893,437

INDUSTRIALS — 2.1%
Masco 4.450%, 04/01/25	2,750,000	2,756,875
United Rentals North America 6.125%, 06/15/23	1,650,000	1,721,775

		4,478,650

INFORMATION TECHNOLOGY — 2.3%
CommScope Technologies Finance 6.000%, 06/15/25 (A)	2,000,000	2,030,000
NXP BV 4.625%, 06/15/22 (A)	1,000,000	1,020,000
Sanmina 4.375%, 06/01/19 (A)	1,750,000	1,785,000

		4,835,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount/ Shares	Value

MATERIALS — 1.0%
NOVA Chemicals 5.000%, 05/01/25 (A)	$2,000,000	$2,000,000

TELECOMMUNICATION SERVICES — 2.1%
Frontier Communications 9.250%, 07/01/21	2,000,000	2,032,500
Verizon Communications 3.500%, 11/01/24	2,250,000	2,249,649

		4,282,149

TOTAL CORPORATE OBLIGATIONS (Cost $58,460,801)		56,644,739

EXCHANGE TRADED FUNDS — 6.4%
PIMCO 0-5 Year High Yield Corporate Bond ETF	36,990	3,584,701
PowerShares Senior Loan Portfolio	424,285	9,758,555

TOTAL EXCHANGE TRADED FUNDS (Cost $14,462,464)		13,343,256

CLOSED-END FUND — 1.0%
Nuveen Municipal Opportunity Fund	153,075	2,179,788

TOTAL CLOSED-END FUND (Cost $2,117,690)		2,179,788

PREFERRED STOCK — 1.0%
FINANCIALS — 1.0%
Wells Fargo, 7.500%	1,700	2,014,500

TOTAL PREFERRED STOCK (Cost $2,066,538)		2,014,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2015

CASH EQUIVALENT (B) — 5.8%
	Shares/ Contracts	Value

AIM Short-Term Investment Company Liquid Assets Portfolio, Institutional Class, 0.060% (Cost $12,207,728)	12,207,728	$12,207,728

TOTAL INVESTMENTS — 99.5% (Cost $212,479,508)		$208,630,559

WRITTEN EQUITY OPTIONS† — 0.0%
Edison International Call, Expires 12/18/15, Strike Price $67.50*	(200)	$(4,000)
Home Depot Call, Expires 11/20/15, Strike Price $127.00*	(40)	(3,960)

TOTAL WRITTEN OPTIONS — 0.0% (Premiums Received $21,912)		$(7,960)

Percentages are based on Net Assets of $209,754,253.
*	Non-income producing security.
†	For the year ended October 31, 2015, the total amount of all open written options, as presented in the Schedule of Investments, are representative of the volume of activity of this derivative type during the year.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B)	The reporting rate is the 7-day effective yield as of October 31, 2015.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

MTN — Medium Term Note

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2015

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$122,240,548	$—	$—	$122,240,548
Corporate Obligations	—	56,644,739	—	56,644,739
Exchange Traded Funds	13,343,256	—	—	13,343,256
Closed-End Fund	2,179,788	—	—	2,179,788
Preferred Stock	2,014,500	—	—	2,014,500
Cash Equivalent	12,207,728	—	—	12,207,728

Total Investments in Securities	$151,985,820	$56,644,739	$—	$208,630,559

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Equity Options	$(7,960)	$—	$—	$(7,960)

Total Other Financial Instruments	$(7,960)	$—	$—	$(7,960)

For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES
	AT Disciplined Equity Fund	AT Mid Cap Equity Fund	AT Income Opportunities Fund

Assets:
Investments at Value (Cost $477,564,336, $239,170,808 and $212,479,508)	$674,071,511	$249,588,822	$208,630,559
Receivable for Investment Securities Sold	3,585,218	—	—
Receivable for Capital Shares Sold	1,373,469	814,300	445,750
Dividends Receivable	395,414	142,486	961,904
Foreign Tax Reclaim Receivable	—	—	11,277
Cash Collateral on Written Options	—	—	21,912
Prepaid Expenses	10,159	10,551	9,328

Total Assets	679,435,771	250,556,159	210,080,730

Liabilities:
Written Equity Options, at value (Premiums Received $0, $0 and $21,912)	—	—	7,960
Payable for Investment Securities Purchased	3,660,474	—	—
Payable for Capital Shares Redeemed	69,189	427,185	150,273
Payable due to Adviser	371,018	154,640	105,378
Payable due to Administrator	44,418	16,495	14,051
Chief Compliance Officer Fees Payable	5,143	1,917	1,640
Payable due to Trustees	3,944	1,470	1,258
Other Accrued Expenses	55,944	55,370	45,917

Total Liabilities	4,210,130	657,077	326,477

Net Assets	$675,225,641	$249,899,082	$209,754,253

Net Assets Consist of:
Paid-in Capital	$447,679,190	$239,635,467	$214,634,861
Undistributed Net Investment Income (Accumulated Net Investment Loss)	4,720,198	(336,273)	203,587
Accumulated Net Realized Gain (Loss) on Investments	26,319,078	181,874	(1,249,198)
Net Unrealized Appreciation (Depreciation) on Investments and Written Equity Options	196,507,175	10,418,014	(3,834,997)

Net Assets	$675,225,641	$249,899,082	$209,754,253

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	41,171,451	21,741,273	21,668,175

Net Asset Value, Offering and Redemption Price Per Share	$16.40	$11.49	$9.68

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
FOR THE YEAR
ENDED OCTOBER 31, 2015

STATEMENTS OF OPERATIONS
	AT Disciplined Equity Fund	AT Mid Cap Equity Fund	AT Income Opportunities Fund

Investment Income:
Dividends	$10,870,534	$1,062,892	$3,929,609
Income Distributions from Registered Investment Companies	—	—	1,078,224
Interest	—	—	1,830,956
Less: Foreign Taxes Withheld	(7,770)	—	(29,146)

Total Income	10,862,764	1,062,892	6,809,643

Expenses:
Investment Advisory Fees	4,252,858	1,119,849	1,055,972
Administration Fees	504,234	127,847	140,797
Trustees’ Fees	18,004	3,939	4,794
Chief Compliance Officer Fees	3,701	2,525	1,832
Transfer Agent Fees	65,663	33,828	36,257
Legal Fees	34,489	9,946	11,562
Printing Fees	25,942	7,625	8,432
Custodian Fees	25,426	5,726	6,340
Audit Fees	21,640	21,924	21,864
Registration and Filing Fees	20,350	37,374	28,440
Offering Costs (See Note 2)	—	22,021	22,021
Other Expenses	21,300	4,248	9,955

Total Expenses	4,993,607	1,396,852	1,348,266

Advisory Waiver Recapture (Note 5)	—	68,158	35,562
Less:
Waiver of Investment Advisory Fees	(13,568)	—	—
Fees Paid Indirectly (Note 4)	(17)	(3)	(3)

Net Expenses	4,980,022	1,465,007	1,383,825

Net Investment Income (Loss)	5,882,742	(402,115)	5,425,818

Net Realized Gain (Loss) on Investments	28,037,504	270,159	(1,235,089)
Distributions of Realized Gains from Registered Investment Companies	—	—	34,402
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	(8,552,309)
Net Change in Unrealized Appreciation (Depreciation) on Written Equity Options	17,253,202	5,868,088	13,952

Net Realized and Unrealized Gain (Loss) on Investments	45,290,706	6,138,247	(9,739,044)

Net Increase (Decrease) in Net Assets Resulting from Operations	$51,173,448	$5,736,132	$(4,313,226)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
	AT Disciplined Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014(1)

Operations:
Net Investment Income	$5,882,742	$4,685,834
Net Realized Gain on Investments	28,037,504	20,926,154
Net Change in Unrealized Appreciation (Depreciation) on Investments	17,253,202	62,097,608

Net Increase in Net Assets Resulting from Operations	51,173,448	87,709,596

Dividends and Distributions:
Institutional Shares
Net Investment Income	(4,840,963)	(4,204,041)
Net Realized Gains	(20,802,204)	(20,702,478)

Total Dividends and Distributions	(25,643,167)	(24,906,519)

Capital Share Transactions:
Institutional Shares
Issued	108,128,825	83,082,434
Reinvestment of Dividends and Distributions	22,709,586	22,306,354
Redeemed	(67,522,283)	(52,698,041)

Net Increase in Net Assets from Capital Share Transactions	63,316,128	52,690,747

Total Increase in Net Assets	88,846,409	115,493,824
Net Assets:
Beginning of Year	586,379,232	470,885,408

End of Year	$675,225,641	$586,379,232

Undistributed Net Investment Income	$4,720,198	$3,648,315

Shares Issued and Redeemed:
Institutional Shares
Issued . .	6,804,092	5,692,598
Reinvestment of Dividends and Distributions	1,440,161	1,647,441
Redeemed	(4,251,625)	(3,629,698)

Net Increase in Shares Outstanding	3,992,628	3,710,341

(1)	On January 2, 2014, the Invesco Disciplined Equity Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund. Information presented prior to January 2, 2014 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
	AT Mid Cap Equity Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014*
Operations:
Net Investment Loss	$(402,115)	$(27,731)
Net Realized Gain on Investments	270,159	330,354
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,868,088	2,045,285

Net Increase in Net Assets Resulting from Operations	5,736,132	2,347,908

Dividends and Distributions:
Institutional Shares
Net Realized Gains	(325,066)	—

Total Dividends and Distributions	(325,066)	—

Capital Share Transactions:
Institutional Shares
Issued	206,855,500	38,860,011
Issued in Connection with In-Kind Transfer**	—	6,990,801
Reinvestment of Dividends and Distributions	300,533	—
Redeemed	(10,555,581)	(311,156)

Net Increase in Net Assets from Capital Share Transactions	196,600,452	45,539,656

Total Increase in Net Assets	202,011,518	47,887,564
Net Assets:
Beginning of Year/Period	47,887,564	—

End of Year/Period	$249,899,082	$47,887,564

Accumulated Net Investment Loss	$(336,273)	$(15,240)

Shares Issued and Redeemed:
Institutional Shares
Issued . .	18,088,594	3,877,032
Issued in Connection with In-Kind Transfer**	—	699,080
Reinvestment of Dividends and Distributions	27,471	—
Redeemed	(920,091)	(30,813)

Net Increase in Shares Outstanding	17,195,974	4,545,299

*	Commenced operations on June 27, 2014.

**	See Note 1 in the Notes to Financial Statements.

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
	AT Income Opportunities Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014*
Operations:
Net Investment Income	$5,425,818	$805,064
Net Realized Gain (Loss) on Investments	(1,200,687)	365,760
Net Change in Unrealized Appreciation (Depreciation) on Investments and Written Options	(8,538,357)	653,089

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,313,226)	1,823,913

Dividends and Distributions:
Institutional Shares
Net Investment Income	(5,441,167)	(642,889)
Net Realized Gains	(356,879)	—

Total Dividends and Distributions	(5,798,046)	(642,889)

Capital Share Transactions:
Institutional Shares
Issued	113,808,947	77,392,103
Issued in Connection with In-Kind Transfer**	—	38,605,944
Reinvestment of Dividends and Distributions	2,545,421	213,853
Redeemed	(13,128,867)	(752,900)

Net Increase in Net Assets from Capital Share Transactions	103,225,501	115,459,000

Total Increase in Net Assets	93,114,229	116,640,024
Net Assets:
Beginning of Year/Period	116,640,024	—

End of Year/Period	$209,754,253	$116,640,024

Undistributed Net Investment Income	$203,587	$174,563

Shares Issued and Redeemed:
Institutional Shares
Issued . .	11,182,940	7,760,774
Issued in Connection with In-Kind Transfer**	—	3,860,594
Reinvestment of Dividends and Distributions	260,403	21,645
Redeemed	(1,341,775)	(76,406)

Net Increase in Shares Outstanding	10,101,568	11,566,607

*	Commenced operations on June 27, 2014.

**	See Note 1 in the Notes to Financial Statements.

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Shares
	Years Ended October 31,
	2015	2014(2)	2013(2)	2012(2)	2011(2)
Net Asset Value, Beginning of Period	$15.77	$14.07	$11.78	$10.61	$9.61

Income from Investment Operations:
Net Investment Income(1)	0.15	0.13	0.13	0.12	0.09
Net Realized and Unrealized Gain	1.16	2.32	2.70	1.33	1.00

Total from Investment Operations	1.31	2.45	2.83	1.45	1.09

Dividends and Distributions:
Net Investment Income	(0.13)	(0.13)	(0.13)	(0.09)	(0.09)
Net Realized Gains	(0.55)	(0.62)	(0.41)	(0.19)	—

Total Dividends and Distributions	(0.68)	(0.75)	(0.54)	(0.28)	(0.09)

Net Asset Value, End of Period	$16.40	$15.77	$14.07	$11.78	$10.61

Total Return†	8.50%	18.25%	25.16%	14.05%	11.44%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$675,226	$586,379	$470,885	$320,681	$227,712
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.79%	0.79%	0.80%	0.78%	0.80%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.79%	0.81%	0.80%	0.79%	0.81%
Ratio of Net Investment Income to Average Net Assets	0.93%	0.89%	1.03%	1.07%	0.89%
Portfolio Turnover Rate	16%	22%	19%	22%	38%

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Per share calculations were performed using average shares for the period.

(2)	On January 2, 2014, the Invesco Disciplined Equity Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund. Information presented prior to January 2, 2014 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Period

	Institutional Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$10.54	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.03)	(0.01)
Net Realized and Unrealized Gain	1.04	0.55

Total from Investment Operations	1.01	0.54

Dividends and Distributions:
Net Realized Gains	(0.06)	—

Total Dividends and Distributions	(0.06)	—

Net Asset Value, End of Period	$11.49	$10.54

Total Return†	9.60%	5.40%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$249,899	$47,888
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.98%^	1.00	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.94%	1.67	%**
Ratio of Net Investment Loss to Average Net Assets	(0.27)%	(0.27	)%**
Portfolio Turnover Rate	11%	7	%***

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

*	Commenced operations on June 27, 2014.

**	Annualized

***	Not Annualized

^	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

(1)	Per share calculations were performed using average shares for the period.

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Period

	Institutional Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$10.08	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.31	0.09
Net Realized and Unrealized Gain (Loss)	(0.37)	0.05

Total from Investment Operations	(0.06)	0.14

Dividends and Distributions:
Net Investment Income	(0.31)	(0.06)
Net Realized Gains	(0.03)	—

Total Dividends and Distributions	(0.34)	(0.06)

Net Asset Value, End of Period	$9.68	$10.08

Total Return†	(0.67)%	1.42%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$209,754	$116,640
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.79%^	0.85	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.77%	0.97	%**
Ratio of Net Investment Income to Average Net Assets	3.10%	2.76	%**
Portfolio Turnover Rate	29%	6	%***

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

*	Commenced operations on June 27, 2014.

**	Annualized

***	Not Annualized

^	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
(1)	Per share calculations were performed using average shares for the period.

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 57 funds. The financial statements herein are those of AT Disciplined Equity Fund (the “Disciplined Equity Fund”), the AT Mid Cap Equity Fund (the “Mid Cap Equity Fund” and the AT Income Opportunities Fund (the “Income Opportunities Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Disciplined Equity Fund is to seek long-term capital appreciation and, secondarily, current income by investing primarily in equity securities of U.S. and foreign issuers. The investment objective of the Mid Cap Equity Fund is to seek long-term capital appreciation by investing primarily (at least 80% of its net assets) in equity securities of mid-capitalization companies. The investment objective of the Income Opportunities Fund is to seek current income and long-term capital appreciation by investing primarily (at least 80% of its net assets) in income producing securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Mid Cap Equity Fund and Income Opportunities Fund commenced operations on June 27, 2014 as a result of contributions in-kind. On this date, the Mid Cap Equity Fund issued 699,080 shares and acquired securities, cash and receivables in a tax-free transaction at their then current value of $6,990,801, including unrealized appreciation of $2,504,641, and the Income Opportunities Fund issued 3,860,594 shares and acquired securities in a tax-free transaction at their then current value of $38,605,944, including unrealized appreciation of $4,050,271.

On October 17, 2013, the shareholders of the Invesco Disciplined Equity Fund (the “Predecessor Fund”) approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for (a) the acquisition of all the assets and assumption of all the liabilities of the Predecessor Fund, a series of AIM Equity Funds (Invesco Equity Funds), by the Disciplined Equity Fund in exchange for Institutional Class shares of the Disciplined Equity Fund; (b) the distribution of such shares to the shareholders of the Predecessor Fund; and (c) the liquidation and

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

termination of the Predecessor Fund. The Disciplined Equity Fund had no operations prior to the Reorganization. The effective date of the Reorganization was January 2, 2014.

The Disciplined Equity Fund is the successor to the Predecessor Fund. The Predecessor Fund was managed by Invesco Advisers, Inc. (“Invesco”). The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Disciplined Equity Fund. The financial statements and financial highlights reflect the financial information of the Predecessor Fund for periods prior to January 2, 2014.

2. Significant Accounting Policies:

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2015, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2015, there were no Level 3 securities.

For the year ended October 31, 2015, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2015, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and included in interest income.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Options Written/Purchased — The Income Opportunities Fund invests in financial options contracts to add return or to economically hedge its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities’ prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received from writing or paid for purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

There were no options purchased during the year ended October 31, 2015.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Written options transactions entered into during the year ended October 31, 2015 are subject to equity risk and are summarized as follows:

Income Opportunities Fund	Number of Contracts	Premium
Balance at the beginning of the year	—	$—
Written	240	21,912

Balance at the end of the year	240	$21,912

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, were amortized over twelve months from inception of the Funds. As of October 31, 2015, these costs were fully amortized.

Dividends and Distributions to Shareholders — The Disciplined Equity Fund and Mid Cap Equity Fund distribute substantially all of their net investment income, if any, at least annually. The Income Opportunities Fund distributes substantially all of its net investment income, if any, quarterly. For each Fund, any net realized capital gains, if any, are distributed at least annually. All distributions and distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2015, the Disciplined Equity Fund, Mid Cap Equity Fund and Income Opportunities Fund paid $504,234, $127,847 and $140,797, respectively, for these services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2015, the Disciplined Equity Fund, Mid Cap Equity Fund

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

and Income Opportunities Fund earned credits of $17, $3 and $3, respectively, which were used to offset transfer agent expenses. These amounts are labeled “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, AT Investment Advisers, Inc. (the “Adviser”) provides investment advisory services to the Disciplined Equity Fund at a fee, which is calculated daily and paid monthly at the following rates based on the average daily net assets of the Disciplined Equity Fund: 0.695% of the first $250 million, 0.670% of the next $250 million, 0.645% of the next $500 million, 0.620% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.570% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.520% of any amount above $10 billion.

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Mid Cap Equity Fund and Income Opportunities Fund at a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Mid Cap Equity Fund and 0.60% of the average daily net assets of the Income Opportunities Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively “excluded expenses”) from exceeding 0.79% of the Disciplined Equity Fund’s average daily net assets until February 29, 2016, and 1.00% of the Mid Cap Equity Fund’s average daily net assets and 0.85% of the Income Opportunities Fund’s average daily net assets until February 28, 2016. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund’s expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated at any time. As of October 31, 2015, the amounts the Adviser may seek as reimbursement of previously waived fees, up to the expense cap in place at the time the expenses were waived, were $96,254 from the Disciplined Equity Fund, expiring in 2017 and $13,568 expiring in 2018. For the year ended October 31, 2015, the

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

Adviser recaptured previously waived fees of $68,158 and $35,562 from the Mid Cap Equity Fund and Income Opportunities Fund, respectively. As of October 31, 2015, the Mid Cap Equity Fund and Income Opportunities Fund had no additional fees subject to recapture.

6. Investment Transactions:

The cost of purchases and proceeds from security sales, other than long-term U.S. Government and short-term securities for the year ended October 31, 2015, are as follows:

	Purchases	Sales
Disciplined Equity Fund	$138,221,080	$99,831,849
Mid Cap Equity Fund	205,527,491	15,923,276
Income Opportunities Fund	142,415,764	47,557,465

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent book and tax basis differences are primarily attributable to REIT adjustments, reclass of distributions and net operating losses and have been classified to/(from) the following accounts for the year ended October 31, 2015:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Disciplined Equity Fund	$—	$30,104	$(30,104)
Mid Cap Equity Fund	—	81,082	(81,082)
Income Opportunities Fund	631	44,373	(45,004)

These reclassifications have no impact on net assets or net asset value per share.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

The tax character of dividends and distributions paid during the years or periods ended October 31, 2015 and 2014 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Disciplined Equity Fund
2015	$5,130,510	$20,512,657	$25,643,167
2014	4,304,376	20,602,143	24,906,519
Mid Cap Equity Fund
2015	—	325,066	325,066
Income Opportunities Fund
2015	5,512,722	285,324	5,798,046
2014	642,889	—	642,889

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Late-Year Loss Deferral	Total Distributable Earnings
Disciplined Equity Fund	$6,189,392	$26,524,916	$194,832,143	$—	$—	$227,546,451
Mid Cap Equity Fund	—	210,344	10,389,544	—	(336,273)	10,263,615
Income Opportunities Fund	203,588	—	(3,837,871)	(1,246,325)	—	(4,880,608)

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2015 through October 31, 2015. For the tax year ended October 31, 2015, the Mid Cap Equity Fund elected to treat $336,273 of its qualified ordinary late year loss as arising in the following fiscal year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Short-Term Loss
Income Opportunities Fund	$1,246,325

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2015, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$479,239,368	$206,378,832	$(11,546,689)	$194,832,143
Mid Cap Equity Fund	239,199,278	22,730,401	(12,340,857)	10,389,544
Income Opportunities Fund	212,482,381	8,401,675	(12,253,497)	(3,851,822)

8. Other:

At October 31, 2015, a limited number of shareholders in each Fund owned 10% or more of the aggregate total shares outstanding. This group of shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Disciplined Equity Fund	4	88%
Mid Cap Equity Fund	4	95%
Income Opportunities Fund	3	83%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund

and Shareholders of AT Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AT Disciplined Equity Fund, AT Mid Cap Equity Fund and AT Income Opportunities Fund (three of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and each of the years or periods ended October 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the AT Disciplined Equity Fund for each of the years presented through October 31, 2013 were audited by other auditors whose report dated December 23, 2013, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AT Disciplined Equity Fund, AT Mid Cap Equity Fund and AT Income Opportunities Fund (three of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and each of the years or periods ended October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2015

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2015 to October 31, 2015.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 5/01/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Disciplined Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,023.70	0.79%	$4.03
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.22	0.79%	$4.02
Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$986.30	0.97%	$4.86
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.32	0.97%	$4.94
Income Opportunities Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$956.00	0.76%	$3.75
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.37	0.76%	$3.87

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-3AT-FUND. The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and the KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003. Chairman of the Board of Trustees of The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.
5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)

Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP),

from 2007 to 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust LP, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and the KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset

Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006, SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012, SEI Insurance Products Trust and The KP Funds since 2013, The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified opportunities Fund since 2015.

DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
BRIDGET E. SUDALL 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012).Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014)

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2015, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
Disciplined Equity Fund	79.99%	20.01%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%
Mid Cap Equity Fund	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Income Opportunities Fund	4.92%	95.08%	100.00%	71.20%	72.44%	0.00%	24.89%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 24, 2015 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception. The Trustees also reviewed

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2015

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

AT Funds

PO Box 219009

Kansas City, MO 64121-9009

1-855-3AT-FUND

Adviser:

AT Investment Advisers, Inc.

One South Wacker Drive, Suite 3500

Chicago, Illinois 60606

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

ATF-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$116,100	$0	$0	$112,800	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$25,000	$0	$0
(d)	All Other Fees	$0	$0	$4,000	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$723,360	N/A	N/A	$595,010	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$130,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$72,450	N/A	N/A	$34,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$110,000	N/A	N/A	$110,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $29,000 and $25,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $55,300 and $79,100 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $72,450 and $34,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.